EXHIBIT 99
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                         FORM 3 JOINT FILER INFORMATION

Name:                                      Odyssey Investment Partners, LLC

Address:                                   280 Park Avenue
                                           New York, NY 10017

Designated Filer                           Odyssey Coinvestors, LLC.
Issuer & Ticker Symbol:                    Williams Scotsman International, Inc.
                                           (WLSC)

Date of Event Requiring Statement:         09/19/05
Signature:                                 By: /s/ Brian Kwait
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